SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                               November 19, 2002
Date of Report ...............................................................
                       (Date of earliest event reported)

                      DaimlerChrysler Master Owner Trust

                   DaimlerChrysler Wholesale Receivables LLC
...............................................................................
            (Exact name of registrant as specified in its charter)


State of Delaware                   333-73570                    None
...............................................................................
(State or other jurisdiction       (Commission)             (IRS Employer
  of incorporation)                  File No.)           Identification No.)


              27777 Inkster Rd., Farmington Hills, Michigan 48334
              ...................................................
                   (Address of principal executive offices)

                                                        (248) 427-2565
Registrant's telephone number, including area code............................

This filing relates to Registration Statement No. 333-73570.

Item 5.  Other Events.
         ------------


     In connection with the proposed offering of DaimlerChrysler Master Owner Trust Floating Rate Auto Dealer Loan Asset Backed Notes, Series 2002-B, attached as Exhibit 99 are certain materials prepared by DaimlerChrysler Wholesale Receivables LLC that are required to be filed pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
         --------

     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:


     (a) Financial statements of businesses acquired;

         None

     (b) Pro forma financial information:

          None

     (c)  Exhibits:

          Exhibit 99



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

                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                                 By: Chrysler Financial Receivables
                                 Corporation, a member


                                 By:  /s/ B. C. Babbish
                                    -----------------------------
                                      B. C. Babbish
                                      Assistant Secretary



                                 DAIMLERCHRYSLER MASTER OWNER TRUST,
                                 By: DaimlerChrysler Wholesale Receivables LLC, as depositor, on behalf of the trust, by Chrysler Financial Receivables Corporation, a member



                                 By:  /s/ B. C. Babbish
                                    ---------------------------
                                      B. C. Babbish
                                      Assistant Secretary







Date: November 20, 2002

                                 EXHIBIT INDEX
                                 -------------


Exhibit
  No.             Description of Exhibit
--------          -----------------------

  99 Material prepared by DaimlerChrysler Wholesale Receivables LLC in connection with the issuance by DaimlerChrysler Master Owner Trust of Auto Dealer Loan Asset Backed Notes, Series 2002-B pursuant to the no-action letter dated May 20, 1994 issued by the staff of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation-1, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation and the no-action letter dated February 15, 1995 issued by the staff of the Commission to the Public Securities Association.



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